Exhibit I

                             JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other of the attached statement on Schedule 13D and to all amendments to such statement and that such Statement and all amendments to such statement is made on behalf of each of them.

     In addition the undersigned hereby appoints Lawrence B. Seidman as attorney-in-fact for the undersigned with authority to execute and deliver on behalf of the undersigned any and all documents (including any amendments thereto) required to be filed by the undersigned or otherwise executed and delivered by the undersigned pursuant to the Securities Exchange Act of 1934, as amended, all other federal, state and local securities and corporation laws, and all regulations promulgated thereunder.

     IN WITNESS WHEREOF, the undersigned hereby execute this agreement on April 7, 2005.

          4/7/05                             /ss/Lawrence B. Seidman
          --------                           -----------------------------------
          Date                               Lawrence B. Seidman, Manager
                                             Seidman and Associates, L.L.C.

          4/7/05                             /ss/Lawrence B. Seidman
          --------                           -----------------------------------
          Date                               Lawrence B. Seidman, President
                                             of the Corporate General Partner
                                             Seidman Investment Partnership,L.P.

          4/7/05                             /ss/Lawrence B. Seidman
          --------                           -----------------------------------
          Date                               Lawrence B. Seidman, President
                                             of the Corporate General Partner
                                             Seidman Investment Partnership II,
                                             L.P.

          4/7/05                             /ss/Lawrence B. Seidman
          --------                           -----------------------------------
          Date                               Lawrence B. Seidman, Individually

          4/7/05                             /ss/Lawrence B. Seidman
          --------                           -----------------------------------
          Date                               Lawrence B. Seidman, Investment
                                             Manager
                                             Federal Holdings, L.L.C.

          4/7/05                             /ss/Lawrence B. Seidman
          --------                           -----------------------------------
          Date                               Lawrence B. Seidman, Co-General
                                             Partner, Pollack Investment
                                             Partnership, L.P.

          4/7/05                             /ss/Dennis Pollack
          --------                           -----------------------------------
          Date                               Dennis Pollack, Individually

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          4/7/05                             /ss/Dennis Pollack
          --------                           -----------------------------------
          Date                               Dennis Pollack, Co-General
                                             Partner, Pollack Investment
                                             Partnership, L.P.

          4/7/05                             /ss/Lawrence B. Seidman
          --------                           -----------------------------------
          Date                               Lawrence B. Seidman, Investment
                                             Manager
                                             Broad Park Investors, L.L.C..

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